THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT / DEBT SETTLEMENT
(Non-US Subscriber)

THIS DEBT SETTLEMENT AND SUBSCRIPTION AGREEMENT (the "Agreement") is entered into on this 21 day of September, 2020.

TO: **ALR TECHNOLOGIES INC. (the "Company")**

Purchase of Common Shares

A. As at June 30, 2020 the Company was indebted to the Subscriber in the amount of **$8,683,337** (the "Outstanding Amount") consisting of promissory note principal, promissory note accrued interest, line of credit principal and line of credit accrued interest;

B. The Outstanding Amount remains owing as of the date of this Agreement and has increased further due to:

(a) interest continuing to accrue on the line of credit principal outstanding, and

(b) interest continuing to accrue on the promissory note principal outstanding.

C. In lieu of receiving cash as partial payment of the Outstanding Amount, the Subscriber has agreed to accept **$4,500,000** (the "Subscription Proceeds") of the Outstanding Amount in shares in the capital of the Company as full payment of the Subscription Proceeds portion of the Outstanding Amount and accrued interest pursuant to the terms and conditions set forth in this Agreement, on the Closing Date as defined herein;

D. The Subscriber agrees to subscribe for 90,000,000 common shares in the capital stock of the Company (the "Shares"), for an aggregate cost representing the Subscription Proceeds; and

E. In lieu of receiving cash in payment of the Subscription Proceeds, the Company is willing to apply the Subscription Proceeds of the Outstanding Amount as payment of the Subscription Proceeds.

NOW THEREFORE THIS AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. **Subscription**

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein the Subscriber hereby irrevocably subscribes for and agrees to purchase 90,000,000 Shares, at a deemed purchase price per Common Share of $0.05 per share (the subscription and agreement to purchase being the **"Subscription"**), for an aggregate deemed Subscription Proceeds of $4,500,000.

1.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Common Shares to the Subscriber.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2. **Settlement of Indebtedness**

2.1 The Company and the Subscriber acknowledge that:

(a) as at June 30, 2020 the balance owed from the Company to the Subscriber pursuant to the Outstanding Amount was an aggregate amount of $8,683,337;

(b) the Outstanding Amounts has continued to increase since June 30, 2020 as outlined in Recital B(b), and

(c) As full and final payment of the Subscription Proceeds portion of the Outstanding Amount due to the Subscriber, and as payment of the Subscription Proceeds, the Company will on the Closing Date (as defined herein) cause to be issue to the Subscriber the Shares, as fully paid and non-assessable, and the Subscriber will accept the Shares as full and final payment of the Subscription Proceeds portion of Outstanding Amount, and any amount due shall be reduced accordingly.

3. **Release**

3.1 The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement, such the Subscription Proceeds portion of the Outstanding Amount and accrued interest will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and their respective directors, officers, employees, successors, agents and assigns from any and all obligations relating to the the Subscription Proceeds portion of the Outstanding Amount.

3.2 The Subscriber and the Company agree that the Subscription Proceeds will firstly be allocated to that portion of the Outstanding Amount that is accrued interest owing to the Subscriber by the Company.

4. **Closing**

4.1 The sale of the Common Shares shall be completed (the **"Closing"**) at such date as the parties may agree upon (the **"Closing Date"**).

5. **Documents Required from Subscriber**

5.1 The Subscriber must complete, sign and return to the Company prior to the Closing Date one executed copy of this Subscription Agreement.

5.2 If resident in Canada, the Subscriber must complete, sign and return to the Company the applicable Exemption Certificate which are attached as Schedule “A” and Schedule “B” to the Subscription Agreement.

5.3 The Subscriber shall complete, sign and return to the Company without undue delay, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Markets Inc. and applicable law.

6. <u>Acknowledgements of Subscriber</u>

6.1 The Subscriber acknowledges and agrees that:

(a) none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (**"Regulation S"**), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions;

(d) none of the Common Shares are listed on any stock exchange and no representation has been made to the Subscriber that any of the Common Shares will become or remain listed on any stock exchange or automated dealer quotation system;

(e) none of the Shares may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 7.2, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(f) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(g) no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

(h) the Subscriber is purchasing the Shares pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is not a resident of United States and, as a consequence:

(i) is restricted from using most of the civil remedies available under U.S. securities legislation,

(ii) may not receive information that would otherwise be required to be provided under U.S. securities legislation, and

(iii) the Company is relieved from certain obligations that would otherwise apply under U.S. securities legislation;

(i) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(j) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

7. <u>Representations, Warranties and Covenants of the Subscriber</u>

7.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber is not a U.S. Person;

(b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(c) the Subscriber is resident in the jurisdiction set out under the "Name and Address" on the signature page of this Subscription Agreement and the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e) if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f) the Subscriber is acquiring the Shares as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and it has not subdivided its interest in the Shares with any other person;

(g) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber's own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares;

(h) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

(i) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(j) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Shares;

(k) the Subscriber understands and agrees that none of the Shares have been or will be registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States and, unless so registered, may not be offered or sold in the United States or directly or indirectly to U.S. Persons, except in accordance with the provisions of Regulation S ("Regulation "S" promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(l) the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a restricted period after the date of original issuance of the Shares (such period hereinafter referred to as the **"Distribution Compliance Period"**) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(m) the Subscriber has not acquired the Shares as a result of, and it covenants that it will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(n) the Subscriber agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(o) the Subscriber will indemnify the Company against, and will hold the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(p) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(q) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares,

(ii) that any person will refund the purchase price of any of the Shares,

(iii) as to the future price or value of any of the Shares, or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, except that the shares of common stock of the Company are quoted on the over-the-counter market operated by the OTC Markets.

7.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

8. Representations and Warranties will be Relied Upon by the Company

8.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the date of this Subscription Agreement and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber thereof.

9. Resale Restrictions

9.1 The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States and that none of the Shares may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.2 The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Shares by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 9.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

10. Anti-Dilution.

10.1 Subsequent Equity Sales. If the Company, at any time within the first twelve months from the Closing Date, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Shares or any security entitling the holder thereof (including sales or grants to the Subscriber) to acquire Common Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares (a "Common Stock Equivalent"), at an effective price per share less than $0.05 per share then in effect (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") the Subscriber shall be entitled to receive additional Shares at an effective Base Share Price that is less than $0.05 per Share, and such issuance shall be deemed to have occurred for the Base Share Price on such date of the Dilutive Issuance, then simultaneously with the consummation of each Dilutive Issuance the deemed conversion price of the Outstanding Amount shall be reduced and only reduced to equal the Base Share Price and consequently the number of Shares issuable hereunder shall be increased. The Company shall notify the Subscriber, in writing, no later than the ten (10) business days following the issuance or deemed issuance of any Common Shares or Common Stock Equivalents subject to this Section 10.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). The term issuances shall also include all agreements to issue, or prospectively issue Common Shares or Common Stock Equivalents. The Company shall notify the Subscriber in writing of any issuances within ten (10) business days of such issuance. If the Company

enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised. "Variable Rate Transaction" means a transaction in which the Company (i) issues or sells any debt, derivative, or equity securities that are converted into, exchanged or exercised for additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities; or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

10.2 Notice to Subscriber. Whenever the deemed Purchase Price is adjusted pursuant to any provision of this Section 10, the Company shall promptly notify the Subscriber (by written notice) setting forth the amended conversion/purchase price after such adjustment and any resulting adjustment to the number of Shares and setting forth a brief statement of the facts requiring such adjustment.

11. Legending of Subject Shares

11.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

> "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

11.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13. Governing Law

13.1 This Subscription Agreement is governed by the laws of the State of Nevada and the laws applicable therein.

14. Survival

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15. **Assignment**

15.1 This Subscription Agreement is not transferable or assignable.

16. **Severability**

16.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

17. **Entire Agreement**

17.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18. **Notices**

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

19. **Counterparts and Electronic Means**

19.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

20. **Delivery Instructions**

20.1 The Subscriber hereby directs the Company to deliver the Share Certificate issued pursuant to this Subscription Agreement to:

Address: 33-01, 53 Cairnhill Road, Singapore, Singapore, 229664

20.2 The Subscriber hereby directs the Company to cause the Share Certificates issued pursuant to this Subscription Agreement to be registered on the books of the Company as follows:

(a) Certificate for 145,800,000 Shares

Name: Ms. Christine Kan

Address: 33-01, 53 Cairnhill Road, Singapore, Singapore, 229664

20.3 The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Per: /s/

Name: Ms. Christine Kan

Address: 33-01, 53 Cairnhill Road, Singapore, Singapore, 229664

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Common Shares is hereby accepted by ALR TECHNOLOGIES INC.

DATED at SINGAPORE as of the 21 day of SEPTEMBER, 2020.

ALR TECHNOLOGIES INC.

Per: /s/
Authorized Signatory

Sidney Chan
Singapore

Ken Robulak
Clearwater, Florida